UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 13, 2004



                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



        Minnesota                        0-944                    41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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[c]    Exhibits.

99.1 Press Release, dated May 13, 2004, issued by Possis Medical, Inc.

Item 5. Possis Medical, Inc. to market the rapid exchange version of its popular XMI(R) Rheolytic(TM) Thrombectomy Catheter--the XMI-RX for coronary indications.

Other Events

On May 13, 2004, the Company issued a press release reporting it had received approval from the U.S. Food & Drug Administration to market the rapid exchange version of its popular XMI(R) Rheolytic(TM) Thrombectomy Catheter--the XMI-RX--for coronary indications. The Company also received CE mark approval, allowing coronary marketing of the product in the European Community.





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    May 13, 2004
                                                   POSSIS MEDICAL, INC.

                                                   By: /s/ Eapen Chacko
                                                      --------------------------
                                                      Eapen Chacko
                                                      Vice President, Finance

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99.1         Press Release, dated May 13, 2004, issued by Possis Medical, Inc.